Exhibit 99.1

                            Certification

            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title
18, United States Code)


     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Inspiration Products Group, Inc, a Nevada corporation (the "Company"), does hereby certify, to the best of such officer's knowledge and belief, that:

     (1) The Quarterly Report on Form 10-QSB for the quarter ended June 30, 2002 (the "Form 10-QSB") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Form 10-QSB fairly presents, in all materials respects, the financial condition and results of operations of the Company.

Dated:  May 20, 2003                   /s/Arturo Campbell
                                       -------------------------------
                                       Arturo Campbell
                                       Chief Executive Officer